UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 8, 2008

Volterra Semiconductor Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47467 Fremont Blvd., Fremont, California		94538
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510 743 1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2008, Volterra Semiconductor Corporation (the "Company") entered into a release agreement with Dr. Hamza Yilmaz, the Company’s former Senior Vice President, in connection with Dr. Yilmaz's resignation from the Company. In exchange for a general release and standard non-solicitation and non-disparagement provisions, the Company shall agree to not seek repayment of the sign-on bonus paid to Dr. Yilmaz pursuant to his offer letter dated January 17, 2007. The foregoing description of the release agreement is qualified in its entirety by the terms of the release agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this document:

Exhibit No. Description
10.1 Agreement dated January 7, 2008, between Dr. Hamza Yilmaz and the Registrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

January 10, 2008	By:	/s/ Mike Burns

Name: Mike Burns
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement dated January 7, 2008, between Dr. Hamza Yilmaz and the Registrant